Exhibit 99 to Form 4 filed on behalf of Anthony J.
Sinskey for Transaction Date 10/1/07

Price 	 Shares

 $23.60  1300

 $23.70   150

 $24.06    63

 $24.08   856

 $24.10   300

 $24.11   200

 $24.15  2703

 $24.17   150

 $24.18   301

 $24.20    50

 $24.30  2713

 $24.40   750

 $24.50   414

 $24.55    50